DESSAUER & MCINTYRE
ASSET MANAGEMENT, INC.


                                     The Dessauer
                                     Global Equity Fund
                                     A no-load growth fund

                                     Annual Report
                                     Year Ended
                                     March 31, 2002





                         The Dessauer Global Equity Fund

May 10, 2002

Dear Shareholder:

This year's annual letter to shareholders occurs as the global economy is set to emerge from the first synchronized recession in nearly 30 years. The news on the economic front has shown dramatic improvement over the past several months and the performance of the economy has clearly exceeded all of the dire forecasts that emanated after the tragic events of September 11, 2001.

Most recently the release of the productivity data statistics show that this recession has been unlike many of the previous ones in that productivity never declined and in fact more recently is running at levels which imply that the capital spending of the last several years was not money wasted. In fact the reports for the first quarter of 2002 showed strong economic growth with virtually no inflation and with strong productivity gains. This is truly an impressive performance for an economy, which faced so many problems.

The impact upon investors has so far been muted. Enronitis has investors scared. The marketplace has aggressively penalized firms with suspicious accounting policies. The bull market of the 1990's created a laissez-faire attitude towards accounting standards. Some managements engaged in nefarious practices to boost earnings. Additionally, the investment research community is being held accountable for investment opinions, which might have been influenced by the ability to land investment-banking clients.

Trust is crucial to the vibrant functioning of the capital markets both equity and fixed income as well. Ultimately, the penance process, which we are currently going through, will provide for higher quality earnings being reported as well as reward corporate managements who provide honest appraisals of their performance. This will not happen overnight, as the scores of investigations at many different levels will need time to play out. However, the economic fundamentals are improving as witnessed by the performance of the reported growth in GDP and the fact that earnings estimates have been rising since the beginning of 2002.

With rising earnings and 40 year lows in the level of interest rates it is now time to anticipate a better future for equity investors than the past two years have been.

The Fund's mission remains as it has always been and that is to participate in the growth of the global economy through investing in the shares of industry leaders of many of the growth areas of the economy. Most of the holdings have improved their positions and their earnings during the recent downturn. This downturn of course has not been a typical recession. It was lead by a decline in corporate spending as opposed to consumer spending. The consumer sector spurred by increased government spending, lower taxes and low interest rates continued to show strength even in the face of rising unemployment.

As a result shares in Cendant and Citigroup for instance have performed relatively well during this backdrop. On the other hand, firms tied into the capital-spending sector such as Texas Instruments, LSI Logic and Motorola have done well to hold their own over the past twelve months.

As scandal moves off the financial pages and is replaced by continued good news of the recent economic trends, we believe the share prices for many of our positions will recover smartly. In the near term though stock prices will continue to be buffeted by the investigations that are causing investors to focus on the problems of the past.


                         The Dessauer Global Equity Fund

The key point is that we believe today's fundamentals are much better than one year ago. Investors on the other hand have been dealt a terrible blow to their confidence. Articles are common in the financial press concerning the loss of faith in the system, etc. The contrarian in anyone should acknowledge that you do not see this kind of background except when investors have given up hope, which is usually a better time to invest for the long term.

As always, the Fund's portfolio owns many of the global leaders in industries such as financial services, entertainment, technology and telecommunications.

I remain the Fund's largest individual shareholder. On behalf of everyone here at Dessauer & McIntyre Asset Management Inc., I would like to thank all of my fellow shareholders for their continued confidence. Please visit our website at dessauerandmcintyre.com where I post a weekly commentary on the markets as well as an update on many of the Fund's portfolio holdings. Sincerely,



/s/ Thomas P. McIntyre, CFA
Thomas P. McIntyre, CFA
Chairman, President & Chief Executive Officer





                        The Dessauer Global Equity Fund

    Comparison of the change in value of a $10,000 investment in the Dessauer
         Global Equity Fund, the Morgan Stanley Capital International World Index, and the Lipper Global Fund Index.

[GRAPH]
               Dessauer
             Global Equity        MSCI World Index      Lipper Global Fund Index
31-May-97       10,000                10,000                       10,000
30-Jun-97       10,000                10,497                       10,428
30-Sep-97       10,480                10,797                       10,987
31-Dec-97        9,602                10,531                       10,440
31-Mar-98       11,727                12,040                       11,837
30-Jun-98       11,769                12,284                       11,940
30-Sep-98        9,200                10,811                       10,212
31-Dec-98       12,125                13,093                       11,964
31-Mar-99       12,846                13,562                       12,269
30-Jun-99       13,944                14,209                       13,077
30-Sep-99       13,438                13,999                       12,985
31-Dec-99       16,128                16,360                       15,996
31-Mar-00       20,319                16,527                       16,727
30-Jun-00       19,267                15,941                       16,031
30-Sep-00       17,602                15,140                       15,474
31-Dec-00       13,800                14,203                       14,632
31-Mar-01       12,220                12,377                       12,827
30-Jun-01       12,895                12,688                       13,239
30-Sep-01        8,600                10,870                       11,240
31-Dec-01        9,599                11,804                       12,324
31-Mar-02        8,179                11,868                       12,443




Past performance is not predictive of future performance. Fund share values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The Advisor waived a portion of its fee during the period which had the effect of increasing Fund performance.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The Index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other cost investing.

The Lipper Global Fund Index measures the performance of the 30 largest mutual funds in the global fund investment objective, as determined by Lipper.


                         The Dessauer Global Equity Fund

PORTFOLIO OF INVESTMENTS BY INDUSTRY  at March 31, 2002

Common Stocks: 96.8%                                     Shares           Value
Computers: 0.0%
McData Corp. (United States) * . . . . . . . . . . . .      721     $     8,558

Consumer Services: 11.0%
Cendant Corp. (United States) * . . . . . . . . . . . . 107,208       2,056,249

Financial Services: 20.7%
Citigroup, Inc. (United States) . . . . . . . . . . . .  38,389       1,901,023
JP Morgan Chase & Co. (United States) . . . . . . . . .  40,000       1,426,000
Merrill Lynch & Co. (United States) . . . . . . . . . .  10,000         553,800
                                                                      3,880,823

Health & Personal Care: 5.0%
GlaxoSmithKline Plc (United Kingdom) . . . . . . . . .   20,000         940,000

Hotels & Gaming: 5.6%
Park Place Entertainment Corp. (United States)*  . . .  100,000       1,060,000

Industrial Conglomerate: 4.0%
General Electric Co. (United States) . . . . . . . . .   20,000         749,000

Prepackaged Software: 2.7%
Oracle, Corp. (United States) * . . . . . . . . . . . .  40,000         512,000

Media and Entertainment: 12.1%
AOL Time Warner, Inc. (United States) * . . . . . . . .  54,728       1,294,317
Viacom, Inc. (United States) * . . . . . . . . . . . .   20,000         967,800
                                                                      2,262,117
Technology: 15.7%
Koninklijke (Royal) Philips Electronics N.V.             34,264       1,035,458
(Netherlands)
LSI Logic Corp. (United States) * . . . . . . . . . . .  73,327       1,247,292
Texas Instruments, Inc. (United States) . . . . . . . .  20,000         662,000
                                                                      2,944,750

Telecommunication Equipment: 14.2%
Ericsson (L.M.) Telephone Co., ADR (Sweden) *  . . . .   44,958         187,924
                                               . .
Motorola, Inc. (United States) . . . . . . . . . . . .   60,000         840,000
Scientific-Atlanta, Inc. (United States) . . . . . . .   71,236       1,645,552
                                                                      2,673,476

See accompanying Notes to Financial Statements.




                         The Dessauer Global Equity Fund

PORTFOLIO OF INVESTMENTS BY INDUSTRY at March 31, 2002 (Continued)

                                                          Shares             Value
Telecommunications Services: 5.8%
Qwest Communications International, Inc. (United States)     61,067    $     501,971
WorldCom, Inc. - Worldcom Group (United States) * . . .      82,500          556,050
WorldCom, Inc. - MCI Group (United States)   . . . . . .      4,291           25,362
                                                                           1,083,383

Total Common Stocks
(cost $14,470,258) . . . . . . . . . . . . . . . . . . .                  18,170,356

                                                        Principal
Short-Term Investment: 2.6%                               Amount          Value
Repurchase Agreement: 2.6%
Investors Bank and Trust Company Repurchase Agreement,
1.02%, due 4/01/2002, [(Collateralized by $1,502,346
Federal National Mortgage Association CMO, 4.965%
due 12/25/2021) (Market Value $509,493)]
(proceeds $485,273) (cost $485,231) . . . . . . . . . .     485,231    $     485,231

Total Investments in Securities
(cost $14,955,490): 99.4% . . . . . . . . . . . . . . .                   18,655,587

Other Assets less Liabilities: 0.6% . . . . . . . . . .                      108,991

Net Assets: 100.0% . . . . . . . . . . . . . . . . . . .               $  18,764,578.


ADR - American Depository Receipt.
* Non-income producing security.



See accompanying Notes to Financial Statements.



                         The Dessauer Global Equity Fund

PORTFOLIO OF INVESTMENTS BY COUNTRY at March 31, 2002
                                                                  Percent of
Country                                                           Net Assets

Netherlands . . . . . . . . . . . . . . . . . . . . . . . . . .         5.5%
Sweden . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1.0%
United Kingdom . . . . . . . . . . . . . . . . . . . . . . . .          5.0%
United States . . . . . . . . . . . . . . . . . . . . . . . . .        87.9%

Total Investments in Securities . . . . . . . . . . . . . . . .        99.4%
Other Assets less Liabilities: 0.6% . . . . . . . . . . . . . .         0.6%

Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . .        100.0%



See accompanying Notes to Financial Statements.



                         The Dessauer Global Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2002

ASSETS
Investments in securities, at value (cost $14,955,490) . . . . . .$   18,655,587
Receivables for:
Securities sold  . . . . . . . . . . . . . . . . . . . . . . . . .       342,995
Dividends and interest . . . . . . . . . . . . . . . . . . . . . .        16,924
Fund shares sold . . . . . . . . . . . . . . . . . . . . . . . . .         8,899
Due from Advisor . . . . . . . . . . . . . . . . . . . . . . . . .         2,397
Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . .        10,596
   Other assets. . . . . . . . . . . . . . . . . . . . . . . . . .        18,575
   Total assets. . . . . . . . . . . . . . . . . . . . . . . . . .    19,055,973


LIABILITIES
Payables for:
Fund shares redeemed . . . . . . . . . . . . . . . . . . . . . . .       170,874
Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . .       120,521
   Total liabilities . . . . . . . . . . . . . . . . . . . . . . .       291,395

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . .$   18,764,578

Net asset value per share, offering and redemption price per share ($18,761,776/2,857,268 shares outstanding; 50,000,000
shares authorized, $0.01 par value) . . . . . . . . . . . . . . . $         6.57


SOURCE OF NET ASSETS
Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . $   20,559,234
Accumulated net realized loss on investments and foreign currency    (5,494,753)
Net unrealized appreciation on investments . . . . . . . . . . . .     3,700,097
   Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . .$   18,764,578




See accompanying Notes to Financial Statements.





                         The Dessauer Global Equity Fund

STATEMENT OF OPERATIONS
                                                                      For the
                                                                    Year Ended
                                                                  March 31, 2002

INVESTMENT INCOME
Income
Dividends (Net of withholding tax of $4,443) . . . . . . . . . . .$      120,452
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        15,155
   Total investment income . . . . . . . . . . . . . . . . . . . .       135,607

Expenses
Advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . .        239,919
Shareholder service fee . . . . . . . . . . . . . . . . . . . . .         79,973
Legal fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .        83,191
Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . .         87,262
Reports to shareholders . . . . . . . . . . . . . . . . . . . . .         66,682
Administration fees . . . . . . . . . . . . . . . . . . . . . . .         32,071
Accounting fees . . . . . . . . . . . . . . . . . . . . . . . . .         56,152
Auditing fees . . . . . . . . . . . . . . . . . . . . . . . . . .         37,153
Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . .        13,952
Trustee fees . . . . . . . . . . . . . . . . . . . . . . . . . . .        21,810
Registration expense . . . . . . . . . . . . . . . . . . . . . . .        17,348
Insurance expense . . . . . . . . . . . . . . . . . . . . . . . .         14,933
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . .          8,224
Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . .       758,670
   Less: expenses waived by Advisor . . . . . . . . . . . . . . .      (196,901)
   Net expenses before interest and commitment fee . . . . . . . .       561,769
   Interest expense . . . . . . . . . . . . . . . . . . . . . . .          6,090
   Commitment fee on credit line . . . . . . . . . . . . . . . . .           957
   Net expenses . . . . . . . . . . . . . . . . . . . . . . . . .        568,816
Net investment loss . . . . . . . . . . . . . . . . . . . . . . .      (433,209)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments and foreign currency . . . . . .    (5,303,510)
Net change in unrealized depreciation on investments and
foreign currency . . . . . . . . . . . . . . . . . . . . . . . . .   (5,596,747)
   Net realized and unrealized depreciation on investments and foreign currency . . . . . . . . . . . . . . . . . . . . . . . . (10,900,257)
   Net Decrease in Net Assets Resulting from Operations . . . . . $ (11,333,466)

See accompanying Notes to Financial Statements.


                                                 The Dessauer Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS
                                                      For the         For the
                                                    Year Ended      Year Ended
                                                  March 31, 2002  March 31, 2001

DECREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss . . . . . . . . . . . . . . .$      (433,209) $   (810,904)
Net realized gain (loss) on investments and
   foreign currency . . . . . . . . . . . . . . .     (5,303,510)     8,526,076
Net unrealized depreciation on investments and
   foreign currency . . . . . . . . . . . . . . .     (5,596,747)  (38,929,120)
   Net decrease in net assets resulting
   from operations . . . . . . . . . . . . . . . .   (11,333,466)  (31,213,948)

DISTRIBUTIONS TO SHAREHOLDERS
From realized gain on investments . . . . . . . .     (5,892,972)   (5,693,225)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold . . . . . . . . . . . .       1,917,314     9,514,241
Proceeds from reinvestment of distributions             4,026,440     3,438,719
Cost of shares redeemed . . . . . . . . . . . . .    (13,458,697)  (13,713,575)
   Net decrease from capital share transactions       (7,514,943)     (760,615)
   Net decrease in net assets . . . . . . . . . .    (24,741,381)  (37,667,788)

NET ASSETS
Beginning of year . . . . . . . . . . . . . . . .      43,505,959    81,173,747
End of year . . . . . . . . . . . . . . . . . . .$     18,764,578 $  43,505,959

CHANGES IN SHARES
Shares sold . . . . . . . . . . . . . . . . . . .         160,635       503,293
Shares reinvested from distributions . . . . . .          522,914       232,189
Shares redeemed . . . . . . . . . . . . . . . . .     (1,255,023)     (751,977)
Net decrease . . . . . . . . . . . . . . . . . .        (571,474)      (16,495)



See accompanying Notes to Financial Statements.


                         The Dessauer Global Equity Fund

FINANCIAL HIGHLIGHTS
for a capital share outstanding throughout the period

                                     For the  For the Year  For the  For the    May 30, 1997*
                                      Year                   Year       Year
                                      Ended      Ended       Ended     Ended          to
                                    March 31,  March 31,   March 31, March 31,    March 31,
                                      2002        2001       2000       1999         1998

Net asset value, beginning of           $12.69      $23.56     $14.97    $13.69      $11.88
period . . . . . .

INCOME FROM INVESTMENT
OPERATIONS
   Net investment income (loss) . . .    (0.15)      (0.24)     (0.24)    (0.05)       0.10
   Net realized and unrealized gain
   (loss) on investments . . . . . .     (3.72)      (8.90)      8.92      1.35        1.90 **
   Total from investment operations .    (3.87)      (9.14)      8.68      1.30        2.00

LESS DISTRIBUTIONS
Dividends from net investment
income . . . . . . . . . . . . . .        0.00        0.00       0.00    (0.02)      (0.06)
Distributions from net realized          (2.25)      (1.73)     (0.09)     0.00      (0.13)
gain . . . .
Total distributions . . . . . . .        (2.25)      (1.73)     (0.09)    (0.02)      (0.19)
Net asset value, end of period . .       $6.57      $12.69     $23.56    $14.97      $13.69

Initial offering price . . . . . .         N/A         N/A        N/A    $12.50      $12.50
New York Stock Exchange closing
price,end of period . . . . . . .          N/A         N/A        N/A    $14.13      $12.50
Total investment return +++ . . .          N/A         N/A        N/A     13.20% (1)   1.76% +(1)

Total return . . . . . . . . . . .      (33.07%)    (39.86%)(2) 58.18% (2) 9.54%(2)   17.27% +(2)

Net assets, end of period                $18.8       $43.5      $81.2     $90.6       $82.8
(millions) . . . . . . .

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net
assets
including interest expense:
Before fees waived and expenses
recouped by Advisor . . . . . . . .       2.40%       1.77%      2.26%     1.43%       1.54% ++
After fees waived and expenses
recouped by Advisor . . . . . . . .       1.78%       1.78%      1.79%       N/A         N/A
Ratio of net investment income
(loss)
to average net assets:
Before fees waived and expenses
recouped by Advisor . . . . . . . .     (1.98%)     (1.23%)    (1.62%)   (0.32%)       0.99% ++
After fees waived and expenses
recouped by Advisor . . . . . . . .     (1.36%)     (1.24%)    (1.15%)       N/A         N/A
Portfolio turnover rate . . . . .        57.90%      68.76%      9.63%    51.68%      74.47% +


*    Commencement of the Fund.
** Includes the impact of a $330,000 ($0.06 per share) charge for offering expenses paid pursuant to the terms of the prospectus dated May 30, 1997.
+    Not Annualized
++   Annualized
+++  Does not reflect sales charges

(1) Based on the market price of the Fund's shares and including the reinvestment of dividends and distributions at prices obtained by participants in the Fund's dividend reinvestment plan.
(2) Based on net asset value per share and including the reinvestment of dividends and distributions.

See accompanying Notes to Financial Statements.




                         The Dessauer Global Equity Fund

Notes to Financial Statements

Note 1 - Organization

The Dessauer Global Equity Fund (the "Fund") is a Delaware business trust that was organized on June 27, 1996 and registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Fund commenced operations on May 30, 1997 and has, as its objective, long-term capital appreciation. On April 22, 1999 the Fund ceased to operate as a closed-end fund and commenced operations as an open-end fund.

Note 2 - Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis.

     U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

     Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

     Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest

                         The Dessauer Global Equity Fund

     income are included in interest income on the accompanying Statement of Operations.

B. Security Transactions, Dividends and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from security transactions are calculated using the specific identification method.

C. Federal Income Taxes. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are due to differing treatments for items such as deferral of wash sales, net operating losses and capital loss carryforwards. Permanent items identified in the year ended March 31, 2002, have been reclassified among components of net assets as follows: an increase in paid in capital by $2,232,121, an increase in undistributed net investment loss by $433,209 and an increase in accumulated net realized loss by $2,665,330. Net assets were not affected by the change.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates

The Fund entered into an Investment Advisory Agreement with Dessauer & McIntyre Asset Management, Inc. ("DAMCo.") pursuant to which the Investment Adviser is responsible for providing investment advisory

                         The Dessauer Global Equity Fund

services to the Fund (the "Advisory Agreement"). Effective June 27, 1998 the Fund pays DAMCo. a monthly fee at an annual rate of 0.75% of its average daily net assets. For the year ended March 31, 2002, the Fund incurred $239,919 in advisory fees.

The Fund is responsible for its own operating expenses. DAMCo. has agreed to limit the Fund's total expenses, excluding interest and taxes, to not more than 1.75% of its average daily net assets. Any fee withheld and/or any Fund expense absorbed by DAMCo., shall be reimbursed by the Fund to DAMCo. if so requested by DAMCo., any time before the end of the third fiscal year following the year in which the fees waived and expense absorbed relate, provided the aggregate amount of the Fund's current operation for such fiscal year does not exceed the applicable limitation of Fund's expenses. For the year ended March 31, 2002, DAMCo. waived fees of $196,901. The Fund must pay its current ordinary operating expenses before DAMCo. is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. As of March 31, 2002, the cumulative unreimbursed amount paid and/or waived by DAMCo. on behalf of the Fund is $531,333. DAMCo. may recapture $334,432 no later than March 31, 2003 and $196,901 no later than March 31, 2005.

U.S. Bancorp Fund Services, LLC, (the "Administrator") acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to 0.10% of average daily net assets. For the year ended March 31, 2002, the Fund paid $32,071 in such fees.

Certain officers of the Fund are also officers and/or Directors of DAMCo.

Note 4 - Concentration of Risk

The Fund invests a substantial portion of its assets in foreign securities. Certain price and currency exchange fluctuations, as well as economic and political situations in the foreign jurisdictions, could have a significant impact on the Fund's net assets.

Note 5 - Line of Credit

The Fund currently has a $5 million committed line of credit with a bank


                         The Dessauer Global Equity Fund

that renews annually on June 30. At March 31, 2002, the interest rate, which is revised from time to time, on the line of credit was 4.75%.

At March 31, 2002, the Fund had no outstanding borrowing. For the year ended March 31, 2002, average borrowings under the line of credit were $500,000, with a 7.02% weighted average interest rate.

Note 6 - Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of securities, excluding U. S. Government obligations and short-term investments, for the year ended March 31, 2002, was $17,851,086 and $32,258,465, respectively.

Note 7 - Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2000 and March 31, 2001 were the same as those reported in the accompanying statement of changes in net assets. As of March 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Cost of investments for tax purposes . . . . . . . . . .    $14,973,194
Gross tax unrealized appreciation . . . . . . . . . . . .     4,680,559
Gross tax unrealized depreciation . . . . . . . . . . . .      (998,166)
Net tax unrealized appreciation on investments . .          $ 3,682,393

Undistributed ordinary income . . . . . . . . . . . .            --
Undistributed long-term capital gain . . . . . . . .             --
Accumulated capital and other losses . . . . . . . .        (5,477,049)

As of March 31, 2002, the Fund had a capital loss carryforward of $5,477,049, which is available to offset future realized capital gains. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. As of March 31, 2002, the Fund had no post-October deferred losses.



                         The Dessauer Global Equity Fund

Note 8 - Trustee and Officer Information (Unaudited)


                                                                  Number of
                                                                Portfolios In
                                                     Principal   Fund Complex
                                                    Occupation(s)  Overseen     Other
                            Position(s)   Year     During the        by      Directorships
Name, Address and Age          Held      Elected1   Past 5 Years   Trustee       Held

"Non-Interested" Trustees
Ingrid R. Hendershot         Trustee      1997       President,      One
4 Main Street                                        Hendershot
Orleans, Massachusetts                              Investments
02653
(43)

J. Brooks Reece              Trustee      1997    Vice President,    One   Investec Funds
4 Main Street                                         Sales
Orleans, Massachusetts                              & Marketing,
02653                                                 Adcole
(54)                                                Corporation

Peter M. Alessi              Trustee      1999        Retired.       One
4 Main Street
Orleans, Massachusetts
02653
(57)

                                                                  Number of
                                                                Portfolios In
                                                     Principal   Fund Complex
                                                    Occupation(s)  Overseen     Other
                            Position(s)   Year     During the        by      Directorships
Name, Address and Age          Held      Elected1   Past 5 Years   Trustee       Held

"Interested" Trustees2 and Other Officers

Thomas P. McIntyre         Trustee and    1997       President,      One
4 Main Street                Chairman                 Dessauer
Orleans, Massachusetts                            & McIntyre Asset
02653                                             Management, Inc.
(45)


Robert E. Flynn            Vice-President 1999    Equity Research    One
4 Main Street                                         Analyst,
Orleans, Massachusetts                               Dessauer &
02653                                              McIntyre Asset
(26)                                               Management, Inc.

1 Trustees and officers of the Fund serve until their resignation, removal or retirement.
2    "Interested persons" within the meaning as defined in the 1940 Act.





                         The Dessauer Global Equity Fund

      REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees The Dessauer Global Equity Fund

We have audited the accompanying statement of assets and liabilities of The Dessauer Global Equity Fund (the "Fund"), including the portfolio of investments, as of March 31, 2002 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period May 30, 1997 through March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dessauer Global Equity Fund as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period May 30, 1997 through March 31, 1998, in conformity with accounting principles generally accepted in the United States.


/s/Ernst & Young LLP



Los Angeles, California May 13, 2002



This material is intended for shareholders of The Dessauer Global Equity Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. The Prospectus contains more information, including the potential volatility, political, economic and currency risks associated with foreign investing and the Fund's ongoing fees and expenses. Past performance does not guarantee future results. Mutual fund investing involves risk; principal loss is possible. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for further holdings information.

The Fund is distributed by Quasar Distributors LLC*, Milwaukee, WI

For more information, please call 1-800-560-0086

*Formerly distributed by First Fund Distributors, Inc.

DESAR 5/01